CAP SCHEDULE

                                    SCHEDULE
                                     to the
                                MASTER AGREEMENT

                          dated as of October 30, 2006


                                     between



   CREDIT SUISSE INTERNATIONAL,     AND   DEUTSCHE    BANK    TRUST    COMPANY
an unlimited company incorporated         AMERICAS,   not  in  its  individual
under the laws of England and Wales       capacity  but  solely as  trustee on
          ("PARTY A")                     behalf  of the trust  created  under
                                          the Pooling and Servicing  Agreement
                                          in  respect  of  RALI  SERIES
                                          2006-QA9  TRUST
                                                       ("PARTY B")

                                     PART 1
                             TERMINATION PROVISIONS

In this Agreement:-


(A) SPECIFIED ENTITY. "Specified Entity" shall have no meaning in relation to Party A or Party B.

(B) SPECIFIED TRANSACTION. Specified Transaction will have the meaning specified in Section 14.

(C) CERTAIN EVENTS OF DEFAULT. The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

        Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and will apply to Party B. Section 5(a)(ii) (Breach of Agreement) will apply to Party A and will apply to Party B.
        Section 5(a)(iii) (Credit Support Default) will apply to Party A and Party B (but only to the extent that Party A has Transferred Eligible Credit Support pursuant to the Credit Support Annex).
        Section 5(a)(iv) (Misrepresentation) will apply to Party A and will apply to Party B. Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.
        Section 5(a)(vi) (Cross Default) will apply to Party A and will not apply to Party B. "Threshold Amount" means, in respect of Party A, 3% of shareholders' equity of Party A.
        Section 5(a)(vii) (Bankruptcy) will apply to Party A and will not apply to Party B. Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and will not apply to Party B.

(D) TERMINATION EVENTS. The "Illegality" provision of Section 5(b)(i), the "Tax Event" provision of Section 5(b)(ii), the "Tax Event Upon Merger" provision of
Section 5(b)(iii) and the "Credit Event Upon Merger" provision of Section 5(b)(iv) will apply to both Party A and Party B.

(E) AUTOMATIC EARLY TERMINATION.  The "Automatic Early Termination" provision of
Section 6(a) will not apply to Party A or Party B.

(F) PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(G) TERMINATION CURRENCY. "Termination Currency" means United States Dollars.

(H) ADDITIONAL TERMINATION EVENT.

       Each of the following shall be an Additional Termination Event with respect to Party B as the sole Affected Party:-

        (1) TERMINATION OF TRUST. The termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement pursuant to Section 9.01 of the Pooling and Servicing Agreement.

       (2) AMENDMENT OF POOLING AND SERVICING AGREEMENT. Party B shall fail to comply with Part 5(i) of this Schedule.

       (3) COUNTERPARTY RATING AGENCY DOWNGRADE. If Party A no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (a "Counterparty Rating Agency Downgrade"), provided that none of the following events shall occur: Party A shall, no later than the 30th day following the
        Counterparty Rating Agency Downgrade, either (1) obtain a substitute Counterparty that is a bank or other financial institution that has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (the "Counterparty Rating Requirement"), (2) obtain a guaranty of or a contingent agreement of another person with a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates to honor Party A's obligations hereunder, (3) post collateral under the Credit Support Annex attached hereto and made a part hereof, or (4) restore its long-term credit rating to at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates. As used herein: (i) "Moody's" means Moody's Investors Service, Inc., or any successor nationally recognized statistical rating organization, (ii) "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor nationally recognized statistical rating organization, and (iii) "Rating Agency" means Moody's and S&P.

       (4) REGULATION AB. Party A neither (a) provides Cap Financial Disclosure (as defined in Part 5(n)) pursuant to the Indemnification Agreement dated as of October 26, 2006, among Residential Accredit Loans, Inc., Residential Funding Company, LLC and Party A (the "Indemnification Agreement"), (b) assigns this Agreement in accordance with Part 5(n) nor
        (c) obtains a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Cap Financial Disclosure. For all purposes of this Agreement, Party A shall be the sole Affected Party with respect to the occurrence of a Termination Event described in this Part 1(h)(4); provided, however, that notwithstanding Section 6(b)(iv) of the Agreement, either Party A or Party B may designate an Early Termination Date following the occurrence of the Termination Event described in this Part 1(h)(4).

                                     PART 2
                               TAX REPRESENTATIONS


(A) PAYER TAX REPRESENTATIONS. For the purpose of Section 3(e), Party A and Party B each makes the following representation:-

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on:-

        (i) the accuracy of any representation made by the other party pursuant to Section 3(f);

        (ii)   the satisfaction of the agreement of the other party contained in
               Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

        (iii)  the satisfaction of the agreement of the other party contained in
               Section 4(d);

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(B)                PAYEE TAX REPRESENTATIONS. For the purpose of Section 3(f),

(i)                Party A makes the following representation to Party B:

(A) Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)                Party  A  has  been   approved  as  a   Withholding   Foreign
                   Partnership by the US Internal Revenue Service.

(C)                Party   A's   Withholding   Foreign   Partnership    Employer
                   Identification Number is 98-0330001.

(D) Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

        (ii) Party B makes no Payee Tax Representations.

                                     PART 3
                         AGREEMENT TO DELIVER DOCUMENTS


Each party agrees to deliver the following documents as applicable:-

(a) For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:-

PARTY REQUIRED TO      FORM/DOCUMENT/       DATE BY WHICH
                  DELIVER DOCUMENT CERTIFICATE TO BE DELIVERED

Party A                U.S. Internal        (i) Before the
                       Revenue Service      first Payment
                       Form W-8IMY or       Date under this
                       any successor        Agreement, such
                       forms thereto        form to be
                                            updated  at the  beginning  of  each
                                            succeeding       three-calendar-year
                                            period after the first  payment date
                                            under this Agreement,  (ii) promptly
                                            upon  reasonable  demand by Party B,
                                            and  (iii)  promptly  upon  learning
                                            that   any  such   Form   previously
                                            provided   by  Party  A  has  become
                                            obsolete or incorrect.


(b) For the purpose of Section 4(a)(ii), other documents to be delivered are:-

PARTY REQUIRED TO      FORM/DOCUMENT/       DATE BY WHICH        COVERED BY
DELIVER DOCUMENT       CERTIFICATE          TO BE DELIVERED      SECTION 3(D)
                                                                 REPRESENTATION

Party A and            Evidence             Upon execution       Yes
Party B                reasonably           this Agreement
                       satisfactory to      and, if
                       the other party      requested, upon
                       as to the names,     execution of
                       true signatures      any Confirmation
                       and authority of
                       the officers or
                       officials
                       signing this
                       Agreement or any
                       Confirmation on
                       its behalf

Party A                A copy of the        Upon request,        Yes
                       annual report        as soon as
                       for such party       publicly
                       containing           available
                       audited or
                       certified
                       financial
                       statements for
                       the most
                       recently ended
                       financial year

PARTY REQUIRED TO      FORM/DOCUMENT/       DATE BY WHICH        COVERED BY
DELIVER DOCUMENT       CERTIFICATE          TO BE DELIVERED      SECTION 3(D)
                                                                 REPRESENTATION

Party A                An opinion of        Upon execution       No
                       counsel to such      of this
                       party reasonably     Agreement
                       satisfactory in
                       form and
                       substance to the
                       other party
                       covering the
                       enforceability
                       of this
                       Agreement
                       against such
                       party

Party B                Executed copies      Not later than       No
                       of the Pooling       15 days after
                       and Servicing        the Effective
                       Agreement and        Date of any
                       such other           Confirmation.
                       documents as
                       requested by
                       Party A.

Party B                Monthly              At such times        No
                       Statements, as       as such Monthly
                       set forth in         Statements are
                       Section 4.03 of      required to be
                       the Pooling and      delivered to
                       Servicing            the Trustee
                       Agreement            pursuant to the
                                            Pooling  and
                                            Servicing
                                            Agreement

Party B                Such other           Upon request         No
                       information in
                       connection with
                       the Certificates
                       or the Pooling
                       and Servicing
                       Agreement in the
                       possession of
                       Party B as Party
                       A may reasonably
                       request.

PARTY REQUIRED TO      FORM/DOCUMENT/       DATE BY WHICH        COVERED BY
DELIVER DOCUMENT       CERTIFICATE          TO BE DELIVERED      SECTION 3(D)
                                                                 REPRESENTATION

Party B                Any and all          Each (i) the         No
                       proposed and         date of
                       executed             distribution to
                       amendments to        the
                       the Pooling and      Certificates or
                       Servicing            (ii) the date
                       Agreement.           of execution by
                                            Party B, as
                                            applicable.

                                     PART 4
                                  MISCELLANEOUS


(A) ADDRESSES FOR NOTICES. For the purpose of Section 12(a):-

Notwithstanding Section 12 (a) of the Agreement, all notices, including those to be given under Section 5 or Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i) (1) Address for notices or communications to Party A:-

       Address:  One Cabot Square      Attention:    (1) Head of Credit Risk
                 London E14 4QJ                          Management;
                                                     (2) Global Head of OTC
                                                         Operations,
                                                         Operations Department;
                                                     (3) General Counsel Europe-
                                                         Legal and Compliance
                                                         Department

        Telex No.: 264521             Answerback:        CSIN G

   (2) For the purpose of facsimile notices or communications under this Agreement:-

        Facsimile No.:+44 (0) 207 888 2686
        Attention:    General Counsel Europe - Legal and Compliance Department

        Telephone number for oral confirmation of receipt of facsimile in legible form: +44 (0) 207 888 4465

        Designated  responsible employee for the purposes of Section 12(a)(iii):
        Senior Legal Secretary

        With a copy to:

        Facsimile No. +44 (0) 207 888 3715
        Head of Credit Risk Management

        With a copy to:

        Facsimile No. +44 (0) 207 888 9503
        Global Head of OTC Operations, Operations Department.

(ii) Address for notices or communications to Party B:-

   Address:    Deutsche Bank Trust Company      Attention: Residential Accredit
               Americas                         Loans, Inc. Series 2006-QA9
               1761 East St. Andrew Place
               Santa Anna, California  92705-4934

   Telephone No.:   (714) 247-6000


     (For all purposes.)

         (B) PROCESS AGENT. For the purpose of Section 13(c):-

       Party A appoints as its Process Agent:- Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention:- General Counsel, Legal and Compliance Department).

        Party B appoints as its Process Agent:- Not Applicable.

(C) OFFICES. The provisions of Section 10(a) will apply to this Agreement.

(D) MULTIBRANCH PARTY. For the purpose of Section 10(c):-

       Party A is not a Multibranch Party.

        Party B is not a Multibranch Party.

(E) CALCULATION AGENT. The Calculation Agent is Party A.

(F) CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:


        (i) With respect to Party B, not applicable.


        (ii) With respect to Party A: the Credit Support Annex.

(G)     CREDIT SUPPORT PROVIDER.

        Credit Support Provider means in relation to Party A: Not applicable.

        Credit Support Provider means in relation to Party B: Not applicable.

(H) GOVERNING LAW. This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine (other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law).

(I) NETTING OF PAYMENTS. Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(J) AFFILIATE. Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.

(K) JURISDICTION. Section 13(b) is amended by (1) deleting the "non" from the second line of clause (i) and (2) deleting the final paragraph.

                                     PART 5
                                OTHER PROVISIONS


(A) DEFINITIONS. Any capitalized terms used but not otherwise defined in this Agreement shall have the meanings assigned to them (or incorporated by reference) in the PSA. In the event of any inconsistency between the terms of this Agreement and the terms of the PSA, this Agreement will govern. References to the "PSA" are to the Series Supplement dated as of October 30, 2006 to Standard Terms of Pooling and Servicing Agreement dated as of October 30, 2006 (such Series Supplement together with such Standard Terms, the "PSA") among Residential Accredit Loans, Inc., as depositor, Residential Funding Company, LLC, as Master Servicer, and Deutsche Bank Trust Company Americas, as trustee, as amended from time to time.

(B) REPRESENTATIONS. Section 3(a) of this Agreement is hereby amended to include the following additional representations after paragraph 3(a)(v):

    (vi) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible contract participant" as defined in section 1a(12) of the U.S. Commodity Exchange Act.

    (vii) INDIVIDUAL NEGOTIATION. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

    (viii) RELATIONSHIP BETWEEN PARTY A AND PARTY B. Subject as provided in Part 5(f), each of Party A and Party B will be deemed to represent to the other on the date on which it enters into a Transaction or an amendment thereof that (absent a written agreement between Party A and Party B that expressly imposes affirmative obligations to the contrary for that Transaction):

        (1) PRINCIPAL. It is acting as principal and not as agent when entering into this Agreement and each Transaction.

        (2) NON-RELIANCE. Party A is acting for its own account and with respect to Party B, the Trustee is executing this Agreement as trustee on behalf of the Trust. Each party has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

        (3) EVALUATION AND UNDERSTANDING. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Agreement and each Transaction hereunder. It is also capable of assuming, and assumes, all financial and other risks of this Agreement and each Transaction hereunder.

        (4) STATUS OF PARTIES. The other party is not acting as a fiduciary or an advisor for it in respect of that Transaction.

        (5) ELIGIBLE CONTRACT PARTICIPANT. It is an "eligible swap participant" as such term is defined in Section 35.1 (b) (2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1 (a)(12) of the Commodity Exchange Act, as amended.

(C) CHANGE OF ACCOUNT. Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:-

        "to another account in the same legal and tax jurisdiction as the original account"

(D) CONSENT TO RECORDING. Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Agreement or any potential transaction and (ii) if applicable, agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it and its Affiliates.

(E) WAIVER OF RIGHT TO TRIAL BY JURY. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(F) NON-PETITION; LIMITED RECOURSE. Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws. Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against the Trust or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding. Party A further acknowledges that Party B's obligations hereunder shall be solely the obligations of the Trust and that recourse in respect of any obligations of Party B hereunder will be limited to assets of the Trust as applied in accordance with the terms of the Pooling and Servicing Agreement and, on exhaustion thereof, all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

(G) TRANSFER. Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), in this Section 7, and Part 5(g) of the Schedule, and except for the assignment by way of security in favor of the Party B under the Pooling and Servicing Agreement, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) Party A may transfer this Agreement to any Person, including, without limitation, another of Party A's offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee") on at least five Business Days' prior written notice to Party B; provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer. Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior consent of the Trustee, on behalf of Party B, to an affiliate that satisfies the Counterparty Rating Requirement or that has furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(H) NOTICE OF CERTAIN EVENTS OR CIRCUMSTANCES. Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(h) shall not constitute an Event of Default or a Termination Event.

(I) REGARDING PARTY A. Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for: (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) (subject to the Indemnification Agreement) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust's existence.

(L) COMMODITY EXCHANGE ACT. Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

        (i) such party is an "eligible contract participant" as defined in the U.S. Commodity Exchange Act (the "CEA");

        (ii) neither this Agreement nor any Transaction has been executed or traded on a "trading facility" as such term is defined in the CEA; and

        (iii) such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.


(M) TRUSTEE CAPACITY. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Trustee for the Trust under the Pooling and Servicing Agreement, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the representations, warranties, covenants, undertakings and agreements herein made on the part of Party B has not been made or intended as a representation, warranty, covenant, undertaking or agreement by Deutsche Bank Trust Company Americas, in its individual capacity, but is made and intended for the purpose of binding only the assets of the Trust available therefor in accordance with the terms of the Pooling and Servicing Agreement, (iii) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Americas, in its individual capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall Deutsche Bank Trust Company Americas, in its individual capacity, be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related document, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Pooling and Servicing Agreement.


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(N) REGULATION AB. In accordance  with the  Indemnification  Agreement,  Party A may, in lieu of providing Cap Financial Disclosure (as defined in the Indemnification Agreement), within 10 Business Days after a request for Cap Financial Disclosure pursuant to the terms of the Indemnification Agreement, (i) assign this Agreement at its own cost to another entity that has agreed to provide Cap Financial Disclosure with respect to itself (and which satisfies the Counterparty Rating Requirement) or (ii) obtain a guaranty of Party A's obligations under this Agreement from an affiliate of Party A that is able to comply with the financial information disclosure requirements of Item 1115 of Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide Cap Financial Disclosure; provided, that the failure of Party A to so assign or obtain a guaranty will not constitute an Event of Default under this Agreement. If Party A neither (a) provides Cap Financial Disclosure pursuant to the Indemnification Agreement, (b) assigns this Agreement in accordance with this Part 5(n) nor (c) obtains a guaranty of Party A's obligations under this Agreement from an affiliate of Party A in accordance with this Part 5(n), an Additional Termination Event will occur as provided in Part 1(h)(4).


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        IN WITNESS  WHEREOF,  the parties have  executed  this Schedule by their duly authorized representatives as of the date of the Agreement.


   CREDIT SUISSE INTERNATIONAL          DEUTSCHE  BANK TRUST  COMPANY  AMERICAS,
                                        NOT  IN  ITS  INDIVIDUAL   CAPACITY  BUT
                                        SOLELY AS TRUSTEE ON BEHALF OF THE TRUST
                                        CREATED  UNDER THE POOLING AND SERVICING
                                        AGREEMENT  IN  RESPECT  OF  RALI  SERIES
                                        2006-QA9 TRUST


By:________________________________     By:________________________________
    Name:                                  Name:
    Title:                                 Title:





By:________________________________
    Name:
    Title:


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